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                      HARTFORD SELECT LEADERS LAST SURVIVOR
                             SEPARATE ACCOUNT VL II
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-67373


     SUPPLEMENT DATED SEPTEMBER 30, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

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             SUPPLEMENT DATED SEPTEMBER 30, 2003 TO YOUR PROSPECTUS

The following paragraph is added at the end of the section entitled, "Limitations on Transfer of Account Values":

Hartford has earlier versions of variable annuities and other variable life insurance policies that use the same underlying Funds as this policy. These older variable annuities and life insurance policies may have different Sub-Account transfer restrictions or, in some cases, no transfer restrictions at all.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4796